Exhibit 99.1

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Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

Barclays Capital Inc.

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(collectively, the “Specified Parties”)

Re: Honda Auto Receivables 2015-3 Owner Trust, Asset Backed Notes

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of motor vehicle retail installment sale contracts (the “Receivables”) which we were informed are intended to be included as collateral in the offering of the Honda Auto Receivables 2015-3 Owner Trust, Asset Backed Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 101 of the AICPA’s Code of Professional Conduct, and its interpretations and rulings.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

Honda Auto Receivables 2015-3 Owner Trust, Asset Backed Notes

August 3, 2015

I.	The Receivables

On July 8, 2015, the Company provided us with an electronic data file containing certain information related to 95,805 Receivables as of June 30, 2015 (the “Data File”). The Company is responsible for the information set forth in the Data File. We were instructed by the Specified Parties to select a random sample of Receivables utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

For each of the Selected Receivables, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Receivable file document(s) provided to us by the Company (the “Receivables File Documents”).

The Specified Parties indicated that the absence of any of the Receivable File Documents noted below or the inability to agree the indicated information from the Data File to the Receivable File Documents or other information for each of the attributes identified constituted an exception.

Attributes	Receivable File Document(s)

First Payment Date	Installment Sale Contract or Extension Agreement

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Original Term	Installment Sale Contract

Scheduled Monthly Payment	Installment Sale Contract

Annual Percentage Rate (“APR”)	Installment Sale Contract

New vs. Used	Installment Sale Contract

Collateral Type (Honda vs. Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract

Origination Date	Installment Sale Contract

Origination Dealer State	Installment Sale Contract

Original Maturity Date	Installment Sale Contract

Model	Installment Sale Contract

Honda Auto Receivables 2015-3 Owner Trust, Asset Backed Notes

August 3, 2015

Attributes	Receivable File Document(s)

Current Maturity Date, if applicable	Installment Sale Contract or Extension Agreement

Legal Owner or Lien Holder Name	Certificate of Title or Title Application

Presence of Credit Application	Credit Application

Presence of Certificate of Title	Certificate of Title or Title Application

Presence of Agreement to Provide Insurance	Agreement to Provide Insurance

Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract

Presence of Installment Sale Contract	Installment Sale Contract

The Specified Parties instructed us to consider the First Payment Date, Original Maturity Date and Current Maturity Date to be in agreement if the difference between the dates on the Data File and the dates on the respective Installment Sale Contract were not greater than 25 days. We were informed that the Company will permit the First Payment Date to be extended for 25 days or less at the obligor’s request. We were also informed that when such an extension was granted, an Extension Agreement was not generated.

The Specified Parties instructed us to consider Selected Receivables with First Payment Dates, Original Maturity Dates and Current Maturity Dates on the 28th, 29th, 30th and 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information on the Data File stated the First Payment Date, Original Maturity Date and Current Maturity Date were the first day of the following month. We were informed that the Company’s Customer Account Servicing System (“CASS”) does not permit payment dates at the end of the month. CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

In the event the Original Term on the Data File did not agree to the number of payments stated on the Installment Sale Contract, we were instructed by the Specified Parties to recompute the Original Term based on the number of months between the Origination Date and the Original Maturity Date stated on the Installment Sale Contract.

The Specified Parties instructed us to consider the APR to be in agreement if the difference between the APR on the Data File and the APR stated on the respective Installment Sale Contract was not greater than 0.01%.

The Specified Parties instructed us to consider a vehicle to be “New” if the Installment Sale Contract stated “Demo” and the odometer reading per the Installment Sale Contract was less than 6,000 miles.

In the event the Original Maturity Date was not stated on the Installment Sale Contract, we were instructed by the Specified Parties to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. In addition, in the event an Extension Agreement was present in the Receivable File Documents, we were instructed by the Specified Parties to compare the Current Maturity Date indicated on the Data File to the information contained on the Extension Agreement.

Honda Auto Receivables 2015-3 Owner Trust, Asset Backed Notes

August 3, 2015

We were instructed by the Specified Parties that the names “American Honda Finance,” “AHFC,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” ”American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

In the event the Certificate of Title or Title Application were not available, we were instructed by the Specified Parties to utilize the Receipt for RD-108 Dealer Transaction, Notice of Lien, Confirmation of Lien Perfection, Perfected Title, Receipt for RD-101 Dealer’s Report of Sale, RD-101 Dealer’s Report of Sale, Notice of Security Interests, Application for Registration of New Vehicle, Guarantee of Title or Manufacturer’s Certificate of Origin to compare Legal Owner or Lien Holder Name. In addition, the Specified Parties instructed us to utilize the Title Report from the third-party title administrator if the Title Application stated that the title was electronically filed.

The information regarding the Selected Receivables was found to be in agreement with the respective information on the Receivable file documents. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%.

We were not engaged to, and did not, conduct an audit examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Receivables. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Receivable File Documents, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

Honda Auto Receivables 2015-3 Owner Trust, Asset Backed Notes

August 3, 2015

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of American Honda Finance Corporation, Barclays Capital Inc., Morgan Stanley & Co. LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

August 3, 2015

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A

The Selected Receivables

Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #
1	20153001	61	20153061	121	20153121	181	20153181	241	20153241
2	20153002	62	20153062	122	20153122	182	20153182	242	20153242
3	20153003	63	20153063	123	20153123	183	20153183	243	20153243
4	20153004	64	20153064	124	20153124	184	20153184	244	20153244
5	20153005	65	20153065	125	20153125	185	20153185	245	20153245
6	20153006	66	20153066	126	20153126	186	20153186	246	20153246
7	20153007	67	20153067	127	20153127	187	20153187	247	20153247
8	20153008	68	20153068	128	20153128	188	20153188	248	20153248
9	20153009	69	20153069	129	20153129	189	20153189	249	20153249
10	20153010	70	20153070	130	20153130	190	20153190	250	20153250
11	20153011	71	20153071	131	20153131	191	20153191	251	20153251
12	20153012	72	20153072	132	20153132	192	20153192	252	20153252
13	20153013	73	20153073	133	20153133	193	20153193	253	20153253
14	20153014	74	20153074	134	20153134	194	20153194	254	20153254
15	20153015	75	20153075	135	20153135	195	20153195	255	20153255
16	20153016	76	20153076	136	20153136	196	20153196	256	20153256
17	20153017	77	20153077	137	20153137	197	20153197	257	20153257
18	20153018	78	20153078	138	20153138	198	20153198	258	20153258
19	20153019	79	20153079	139	20153139	199	20153199	259	20153259
20	20153020	80	20153080	140	20153140	200	20153200	260	20153260
21	20153021	81	20153081	141	20153141	201	20153201	261	20153261
22	20153022	82	20153082	142	20153142	202	20153202	262	20153262
23	20153023	83	20153083	143	20153143	203	20153203	263	20153263
24	20153024	84	20153084	144	20153144	204	20153204	264	20153264
25	20153025	85	20153085	145	20153145	205	20153205	265	20153265
26	20153026	86	20153086	146	20153146	206	20153206	266	20153266
27	20153027	87	20153087	147	20153147	207	20153207	267	20153267
28	20153028	88	20153088	148	20153148	208	20153208	268	20153268
29	20153029	89	20153089	149	20153149	209	20153209	269	20153269
30	20153030	90	20153090	150	20153150	210	20153210	270	20153270
31	20153031	91	20153091	151	20153151	211	20153211	271	20153271
32	20153032	92	20153092	152	20153152	212	20153212	272	20153272
33	20153033	93	20153093	153	20153153	213	20153213	273	20153273
34	20153034	94	20153094	154	20153154	214	20153214	274	20153274
35	20153035	95	20153095	155	20153155	215	20153215	275	20153275
36	20153036	96	20153096	156	20153156	216	20153216	276	20153276
37	20153037	97	20153097	157	20153157	217	20153217	277	20153277
38	20153038	98	20153098	158	20153158	218	20153218	278	20153278
39	20153039	99	20153099	159	20153159	219	20153219	279	20153279
40	20153040	100	20153100	160	20153160	220	20153220	280	20153280
41	20153041	101	20153101	161	20153161	221	20153221	281	20153281
42	20153042	102	20153102	162	20153162	222	20153222	282	20153282
43	20153043	103	20153103	163	20153163	223	20153223	283	20153283
44	20153044	104	20153104	164	20153164	224	20153224	284	20153284
45	20153045	105	20153105	165	20153165	225	20153225	285	20153285
46	20153046	106	20153106	166	20153166	226	20153226	286	20153286
47	20153047	107	20153107	167	20153167	227	20153227	287	20153287
48	20153048	108	20153108	168	20153168	228	20153228
49	20153049	109	20153109	169	20153169	229	20153229
50	20153050	110	20153110	170	20153170	230	20153230
51	20153051	111	20153111	171	20153171	231	20153231
52	20153052	112	20153112	172	20153172	232	20153232
53	20153053	113	20153113	173	20153173	233	20153233
54	20153054	114	20153114	174	20153174	234	20153234
55	20153055	115	20153115	175	20153175	235	20153235
56	20153056	116	20153116	176	20153176	236	20153236
57	20153057	117	20153117	177	20153177	237	20153237
58	20153058	118	20153118	178	20153178	238	20153238
59	20153059	119	20153119	179	20153179	239	20153239
60	20153060	120	20153120	180	20153180	240	20153240

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.